Supplement dated June 23, 2015 to the
Currently Effective Prospectus of
The Prudential Series Fund

Effective immediately, in the section of the Prospectus entitled More Detailed Information About Other Investments & Strategies Used by the Portfolios, the below paragraph is updated with the following disclosure:

Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as Fannie Mae, Ginnie Mae and debt securities issued by Freddie Macs that are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The Portfolios may invest in mortgage-related securities that are backed by a pool or pools of loans that are originated and/or serviced by an entity affiliated with the Manager or Subadviser.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

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